Boston Private Financial Holdings, Inc. Reports First Quarter 2016 Results
First Quarter Highlights:

•	Net Interest Income Growth: Net Interest Income increased 8% year-over-year and increased 4% linked quarter to $49.9 million.

•	Revenue Growth: Total Revenue increased 2% linked quarter and 1% year-over-year to $87.9 million.

•
Deposit and Loan Growth: Average Total Deposits increased 8% and Average Total Loans grew 6% year-over-year. On a linked quarter basis, Average Total Deposits and Average Total Loans decreased 1% to $5.9 billion and $5.6 billion, respectively.

•
Assets Under Management: Total Assets Under Management/Advisory (“AUM”) decreased 11% year-over-year to $26.8 billion, reflecting negative net flows and negative market action. On a linked quarter basis, AUM decreased 3% due to negative net flows partially offset by positive market action.

•
Provision Credit: The Company recorded a provision credit of $3.1 million due to net recoveries of $1.1 million and a decline in commercial loans, compared to a provision credit of $1.7 million for the fourth quarter of 2015.

Boston, MA - April 20, 2016 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported first quarter 2016 GAAP Net Income Attributable to the Company of $18.0 million, compared to $15.0 million for the fourth quarter of 2015. First quarter 2016 diluted earnings per share were $0.21, compared to $0.17 in the fourth quarter of 2015 and $0.21 in the first quarter of 2015.

"We are pleased that our Company overall delivered growth in revenue and earnings." said Clayton G. Deutsch, CEO. "Our Private Bank produced solid performance, achieving growth goals while maintaining strong asset quality. At the same time, we continue to address challenges confronting our fee-based businesses. We remain focused on client acquisition, deepening relationships with our existing clients, and driving profitability gains in all of our businesses."

Core Fees and Income
Core Fees and Income increased 2% linked quarter to $37.7 million reflecting higher Other Banking Fee Income. Year-over-year, Core Fees and Income are down 6% due primarily to lower levels of AUM.
AUM decreased to $26.8 billion in the first quarter, down 3% from $27.6 billion in the fourth quarter of 2015, reflecting negative net flows partly offset by positive market action. AUM decreased 11% year-over-year due to negative net flows and negative market action. The Company experienced first quarter 2016 AUM net outflows of $761 million, compared to net outflows of $543 million and $382 million in the fourth quarter and first quarter of 2015, respectively.
Net Interest Income
Net Interest Income for the first quarter was $49.9 million, up 4% from $48.1 million for the fourth quarter of 2015. On a year-over-year basis, Net Interest Income increased 8% from $46.1 million.  The current quarter includes $1.1 million of interest recovered on previous nonaccrual loans while the fourth quarter and first quarter of 2015 includes interest recoveries of $0.3 million and $1.7 million, respectively. Excluding interest recovered on previous nonaccrual loans, Net Interest Income increased 1% linked quarter and 9% year-over-year.
Net Interest Margin was 2.96% for the first quarter, up eight basis points from 2.88% for the fourth quarter of 2015. Net Interest Margin was down four basis points from 3.00% for the first quarter of 2015. Excluding interest recovered on previous nonaccrual loans, Net Interest Margin was up 4 basis points linked quarter and up 1 basis point year-over-year to 2.90%.
Total Operating Expenses
Total Operating Expenses for the first quarter of 2016 were $66.7 million, down 1% from $67.4 million for the fourth quarter of 2015. On a year-over-year basis, Total Operating Expenses increased 5% from $63.4 million, primarily due to higher marketing, occupancy and restructuring expense. Restructuring Expense in the first quarter of 2016 was $1.1 million while the fourth quarter of 2015 included Restructuring Expense of $2.0 million.
Provision and Asset Quality
The Company recorded a provision credit of $3.1 million for the first quarter of 2016, compared to a provision credit of $1.7 million for the fourth quarter of 2015 and $2.5 million for the first quarter of 2015. The provision credit was driven by net recoveries of $1.1 million and a decline in commercial loans.
Criticized Loans increased 8% on a linked quarter basis and 2% year-over-year to $166.9 million. Nonaccrual Loans (“Nonaccruals”) decreased 8% to $24.4 million on a linked quarter basis. On a year-over-year basis, Nonaccruals decreased 24% from $32.1 million. As a percentage of Total Loans, Nonaccruals were 43 basis points at March 31, 2016, down 3 basis points from December 31, 2015, and down 18 basis points from March 31, 2015.
Additional credit metrics are listed below:

(In millions)	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Total Criticized Loans	$166.9	$154.1	$160.9	$167.3	$164.1
Total Loans 30-89 Days Past Due and Accruing (12)	$8.3	$13.1	$7.0	$4.3	$25.4
Total Net Loans (Charged-off)/ Recovered	$1.1	$0.9	$(1.6)	$1.0	$3.9
Allowance for Loan Losses/ Total Loans	1.35%	1.37%	1.41%	1.43%	1.46%
Capital Ratios
Capital ratios are listed below:

	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
BPFH Ratios:
Total Risk-Based Capital *	14.0%	13.9%	13.8%	13.9%	14.0%
Tier I Risk-Based Capital *	12.7%	12.6%	12.6%	12.7%	12.7%
Tier I Leverage Capital *	9.5%	9.5%	9.6%	9.9%	9.8%
TCE/TA (4)	7.3%	7.0%	7.2%	7.2%	7.2%
Tier I Common Equity/ Risk Weighted Assets *	9.9%	9.8%	9.7%	9.8%	9.8%
*March 31, 2016 information is presented based on estimated data.

Dividend Payments
Concurrent with the release of first quarter 2016 earnings, the Board of Directors of the Company declared a cash dividend to common stock shareholders of $0.10 per share. The record date for this dividend is May 6, 2016, and the payment date is May 20, 2016.
The Board of Directors of the Company also declared a cash dividend to holders of the Non-Cumulative Perpetual Preferred Stock, Series D of $17.375 per share, which will result in a dividend of $0.434375 per depositary share. The record date for this dividend is May 16, 2016, and the payment date is June 15, 2016.

Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures, such as tangible book value per share; the TCE/TA ratio; return on average common equity; return on average tangible common equity; pre-tax, pre-provision earnings; total operating expense excluding restructuring; the efficiency ratio (FTE basis); and Net Interest Income and Net Interest Margin excluding interest recovered on previous nonaccrual loans; to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.  A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.
Conference Call
Management will hold a conference call at 8 a.m. Eastern Time on Thursday, April 21, 2016, to discuss the financial results, business highlights and outlook. To access the call:
Dial In #: (888) 317-6003
Elite Entry Number: 6883331

Replay Information:
Available from April 21, 2016 at 12 noon until April 28, 2016
Dial In #: (877) 344-7529
Conference Number: 10083844
The call will be simultaneously webcast and may be accessed on www.bostonprivate.com

Boston Private Financial Holdings, Inc.
Boston Private Financial Holdings, Inc. is a national financial services organization that owns Wealth Management and Private Banking affiliates with offices in Boston, New York, Los Angeles, San Francisco, San Jose, Florida, Wisconsin, Texas and the Washington D.C. area. The Company has a $7 billion Private Banking balance sheet, and manages approximately $27 billion of client assets.
The Company positions its affiliates to serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)
For more information about BPFH, visit the Company's website at www.bostonprivate.com.
Forward-Looking Statements
Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, adverse conditions in the capital and debt markets and the impact of such conditions on the Company's private banking, investment management and wealth advisory activities; changes in interest rates; competitive pressures from other financial institutions; the effects of weakness in general economic conditions on a national basis or in the local markets in which the Company operates; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or decreases in deposit levels necessitating increased borrowing to fund loans and investments; changes in government regulation; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; the risk that the Company's deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.
Note to Editors:
Boston Private Financial Holdings, Inc. is not to be confused with Boston Private Bank & Trust Company. Boston Private Bank & Trust Company is a wholly-owned subsidiary of BPFH. The information reported in this press release is related to the performance and results of BPFH.
###
CONTACT:
Adam Bromley
Vice President Corporate Finance and Director of Investor Relations
Boston Private Financial Holdings, Inc.
(617) 912-4386
abromley@bostonprivate.com

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$113,946	$238,694	$43,640	$63,099	$88,118
Investment securities available for sale	1,151,529	1,084,510	1,023,255	992,007	971,842
Investment securities held to maturity	111,337	116,352	121,679	128,258	134,978
Stock in Federal Home Loan Banks	34,202	35,181	35,518	35,668	32,761
Loans held for sale	5,383	8,072	7,685	19,512	10,570
Total loans	5,658,181	5,719,212	5,607,472	5,463,250	5,295,013
Less: Allowance for loan losses	76,427	78,500	79,246	78,251	77,263
Net loans	5,581,754	5,640,712	5,528,226	5,384,999	5,217,750
Other real estate owned (“OREO”)	98	776	776	929	929
Premises and equipment, net	31,575	31,036	30,841	31,337	30,999
Goodwill	152,082	152,082	152,082	152,082	152,082
Intangible assets, net	31,422	33,007	34,806	36,461	38,116
Fees receivable	11,041	11,258	11,308	12,486	12,519
Accrued interest receivable	17,590	17,950	17,039	16,383	15,990
Deferred income taxes, net	43,164	51,699	45,438	47,388	45,614
Other assets	128,540	121,179	128,235	125,330	117,504
Total assets	$7,413,663	$7,542,508	$7,180,528	$7,045,939	$6,869,772
Liabilities:
Deposits	$5,786,860	$6,040,437	$5,647,859	$5,429,028	$5,373,407
Securities sold under agreements to repurchase	63,182	58,215	35,698	26,660	52,237
Federal funds purchased	40,000	—	60,000	100,000	50,000
Federal Home Loan Bank borrowings	523,952	461,324	461,899	541,529	450,022
Junior subordinated debentures	106,363	106,363	106,363	106,363	106,363
Other liabilities	114,223	111,468	109,695	95,074	97,773
Total liabilities	6,634,580	6,777,807	6,421,514	6,298,654	6,129,802
Redeemable Noncontrolling Interests (“RNCI”)	16,938	18,088	18,257	19,200	19,911
Shareholders’ Equity:
Preferred stock, $1.00 par value; authorized: 2,000,000 shares	47,753	47,753	47,753	47,753	47,753
Common stock, $1.00 par value; authorized: 170,000,000 shares	83,024	83,411	83,645	83,540	83,052
Additional paid-in capital	599,825	600,670	598,968	597,424	604,146
Retained earnings/ (accumulated deficit)	21,740	12,886	5,960	(1,003)	(18,613)
Accumulated other comprehensive income/ (loss)	6,687	(1,500)	1,287	(2,525)	1,120
Total Company’s shareholders’ equity	759,029	743,220	737,613	725,189	717,458
Noncontrolling interests	3,116	3,393	3,144	2,896	2,601
Total shareholders’ equity	762,145	746,613	740,757	728,085	720,059
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$7,413,663	$7,542,508	$7,180,528	$7,045,939	$6,869,772

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$50,046	$49,463	$48,058	$46,663	$48,000
Taxable investment securities	1,594	1,239	1,094	1,075	995
Non-taxable investment securities	1,390	1,348	1,264	1,125	1,021
Mortgage-backed securities	3,065	2,863	2,681	2,775	2,614
Federal funds sold and other	507	449	425	282	234
Total interest and dividend income	56,602	55,362	53,522	51,920	52,864
Interest expense:
Deposits	4,182	4,281	4,007	3,822	3,892
Federal Home Loan Bank borrowings	1,953	1,960	2,051	2,017	1,931
Junior subordinated debentures	578	973	979	967	956
Repurchase agreements and other short-term borrowings	10	8	12	29	13
Total interest expense	6,723	7,222	7,049	6,835	6,792
Net interest income	49,879	48,140	46,473	45,085	46,072
Provision/ (credit) for loan losses	(3,133)	(1,655)	2,600	—	(2,500)
Net interest income after provision/ (credit) for loan losses	53,012	49,795	43,873	45,085	48,572
Fees and other income:
Investment management fees	10,658	10,889	11,360	11,731	11,714
Wealth advisory fees	12,712	12,569	12,515	12,678	12,675
Wealth management and trust fees	10,916	11,782	12,424	13,545	13,558
Other banking fee income	3,233	1,719	2,780	2,031	1,910
Gain on sale of loans, net	209	178	364	362	303
Total core fees and income	37,728	37,137	39,443	40,347	40,160
Gain/ (loss) on sale of investments, net	1	215	5	8	8
Gain/ (loss) on OREO, net	280	—	35	—	89
Other	13	366	(37)	2,305	1,088
Total other income	294	581	3	2,313	1,185
Operating expense:
Salaries and employee benefits	42,560	39,520	37,938	39,816	42,127
Occupancy and equipment	9,587	9,989	9,064	9,095	9,035
Professional services	3,515	3,778	2,848	3,214	3,021
Marketing and business development	2,170	4,001	2,008	1,706	1,348
Contract services and data processing	1,679	1,505	1,600	1,495	1,437
Amortization of intangibles	1,586	1,799	1,655	1,655	1,602
FDIC insurance	1,020	1,089	916	963	1,011
Restructuring	1,112	2,000	1,504	220	—
Other	3,480	3,726	4,396	4,254	3,846
Total operating expense	66,709	67,407	61,929	62,418	63,427
Income before income taxes	24,325	20,106	21,390	25,327	26,490
Income tax expense	7,438	5,638	8,182	8,000	8,572
Net income from continuing operations	16,887	14,468	13,208	17,327	17,918
Net income from discontinued operations (1)	2,065	1,455	1,316	1,546	2,094
Net income before attribution to noncontrolling interests	18,952	15,923	14,524	18,873	20,012
Less: Net income attributable to noncontrolling interests	911	921	994	1,263	1,229
Net income attributable to the Company	$18,041	$15,002	$13,530	$17,610	$18,783

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
PER SHARE DATA:	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
	(In thousands, except share and per share data)
Calculation of Income for EPS:
Net income attributable to the Company	$18,041	$15,002	$13,530	$17,610	$18,783
Adjustments to Net Income Attributable to the Company to arrive at Net Income Attributable to Common Shareholders, treasury stock method(2)	(289)	(1,182)	159	(1,026)	(963)
Net Income Attributable to the Common Shareholders, treasury stock method	$17,752	$13,820	$13,689	$16,584	$17,820

End of Period Common Shares Outstanding	83,023,755	83,410,961	83,645,364	83,539,785	83,051,675

Weighted Average Shares Outstanding:
Weighted average basic shares outstanding	81,301,499	81,134,931	81,103,938	80,778,562	80,514,359
Weighted average diluted shares outstanding (3)	83,455,763	83,579,050	83,438,413	83,260,383	82,935,928

Diluted Total Earnings per Share	$0.21	$0.17	$0.16	$0.20	$0.21

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands, except per share data)	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
FINANCIAL DATA:
Book Value Per Common Share	$8.60	$8.38	$8.29	$8.14	$8.10
Tangible Book Value Per Share (4)	$6.39	$6.16	$6.05	$5.89	$5.80
Market Price Per Share	$11.45	$11.34	$11.70	$13.41	$12.15

ASSETS UNDER MANAGEMENT AND ADVISORY:
Wealth Management and Trust	$7,137,000	$7,976,000	$8,060,000	$9,028,000	$9,305,000
Investment Managers	9,838,000	9,952,000	9,830,000	10,695,000	10,730,000
Wealth Advisory	9,857,000	9,688,000	9,537,000	9,941,000	10,012,000
Less: Inter-company Relationship	(21,000)	(21,000)	(21,000)	(22,000)	(22,000)
Total Assets Under Management and Advisory	$26,811,000	$27,595,000	$27,406,000	$29,642,000	$30,025,000

FINANCIAL RATIOS:
Total Equity/ Total Assets	10.28%	9.90%	10.32%	10.33%	10.48%
Tangible Common Equity/ Tangible Assets (4)	7.34%	6.98%	7.24%	7.17%	7.22%
Tier I Common Equity/ Risk Weighted Assets (4)	9.92%	9.80%	9.73%	9.77%	9.76%
Allowance for Loan Losses/ Total Loans	1.35%	1.37%	1.41%	1.43%	1.46%
Allowance for Loan Losses/ Nonaccrual Loans	314%	295%	258%	262%	240%
Return on Average Assets - Three Months Ended (Annualized)	0.99%	0.81%	0.74%	1.02%	1.11%
Return on Average Common Equity - Three Months Ended (Annualized) (5)	9.84%	8.06%	7.32%	9.91%	10.94%
Return on Average Tangible Common Equity - Three Months Ended (Annualized) (5)	14.11%	11.92%	10.93%	14.63%	16.25%
Efficiency Ratio - Three Months Ended (6)	70.87%	71.59%	66.18%	66.99%	68.74%

DEPOSIT DETAIL:
Demand deposits (noninterest-bearing)	$1,609,669	$1,689,604	$1,555,609	$1,486,251	$1,400,394
NOW	565,394	588,337	489,104	509,625	524,973
Savings	76,019	72,336	74,516	71,626	72,910
Money market	2,959,328	3,105,172	2,938,427	2,772,572	2,752,923
Certificates of deposit	576,450	584,988	590,203	588,954	622,207
Total Deposits	$5,786,860	$6,040,437	$5,647,859	$5,429,028	$5,373,407

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance			Interest Income/Expense			Average Yield/Rate
(In thousands)	Three Months Ended			Three Months Ended			Three Months Ended
AVERAGE BALANCE SHEET:	03/31/16	12/31/15	03/31/15	03/31/16	12/31/15	03/31/15	03/31/16	12/31/15	03/31/15
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$392,579	$368,573	$320,373	$1,594	$1,239	$995	1.63%	1.35%	1.24%
Non-taxable investment securities (8)	262,227	258,755	230,251	2,138	2,074	1,571	3.26%	3.21%	2.73%
Mortgage-backed securities	564,826	526,987	516,032	3,065	2,863	2,614	2.17%	2.17%	2.03%
Federal funds sold and other	185,253	220,618	147,999	507	449	234	1.08%	0.80%	0.64%
Total Cash and Investments	1,404,885	1,374,933	1,214,655	7,304	6,625	5,414	2.08%	1.92%	1.78%
Loans (9):
Commercial and Industrial (8)	1,065,614	1,053,290	933,438	10,920	10,865	11,152	4.05%	4.04%	4.78%
Commercial Real Estate	1,859,557	1,897,943	1,786,076	19,797	19,981	19,138	4.21%	4.12%	4.29%
Construction and Land	174,867	182,648	132,287	1,648	1,634	1,076	3.73%	3.50%	3.25%
Residential	2,229,680	2,224,614	2,140,525	17,302	17,272	16,656	3.10%	3.11%	3.11%
Home Equity	119,349	117,892	115,673	1,082	1,015	1,012	3.65%	3.41%	3.55%
Other Consumer	157,508	166,184	162,294	965	967	941	2.47%	2.31%	2.35%
Total Loans	5,606,575	5,642,571	5,270,293	51,714	51,734	49,975	3.66%	3.62%	3.80%
Total Earning Assets	7,011,460	7,017,504	6,484,948	59,018	58,359	55,389	3.35%	3.28%	3.42%
LESS: Allowance for Loan Losses	80,273	79,389	77,039
Cash and due From Banks (Non-Interest Bearing)	39,943	39,453	38,062
Other Assets	420,909	411,642	406,799
TOTAL AVERAGE ASSETS	$7,392,039	$7,389,210	$6,852,770
AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits:
NOW	$542,617	$512,973	$527,604	$87	$82	$77	0.06%	0.06%	0.06%
Savings	75,433	73,380	72,091	23	23	26	0.12%	0.12%	0.15%
Money Market	3,055,242	3,063,533	2,812,827	2,902	2,995	2,596	0.38%	0.39%	0.37%
Certificates of Deposit	578,310	593,286	604,404	1,170	1,181	1,193	0.81%	0.79%	0.80%
Total Interest-Bearing Deposits (13)	4,251,602	4,243,172	4,016,926	4,182	4,281	3,892	0.40%	0.40%	0.39%
Junior Subordinated Debentures	106,363	106,363	106,363	578	973	956	2.15%	3.58%	3.59%
FHLB Borrowings and Other	524,892	491,115	470,392	1,963	1,968	1,944	1.48%	1.57%	1.65%
Total Interest-Bearing Liabilities	4,882,857	4,840,650	4,593,681	6,723	7,222	6,792	0.55%	0.59%	0.60%
Noninterest Bearing Demand Deposits (13)	1,621,666	1,673,122	1,422,202
Payables and Other Liabilities	110,959	110,951	102,255
Total Average Liabilities	6,615,482	6,624,723	6,118,138
Redeemable Noncontrolling Interests	21,157	21,337	22,748
Average Shareholders' Equity	755,400	743,150	711,884
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY	$7,392,039	$7,389,210	$6,852,770
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)				$52,295	$51,137	$48,597
LESS: FTE Adjustment (8)				2,416	2,997	2,525
Net Interest Income (GAAP Basis)				$49,879	$48,140	$46,072
Interest Rate Spread							2.80%	2.69%	2.82%
Bank only Net Interest Margin							3.01%	2.94%	3.07%
Net Interest Margin							2.96%	2.88%	3.00%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
LOAN DATA (10):
Commercial and Industrial Loans:
New England	$849,615	$894,277	$827,301	$793,897	$786,334
San Francisco Bay Area	118,385	122,754	125,093	121,477	122,418
Southern California	101,971	94,524	84,428	87,038	58,086
Total Commercial and Industrial Loans	$1,069,971	$1,111,555	$1,036,822	$1,002,412	$966,838
Commercial Real Estate Loans:
New England	$816,324	$799,109	$766,253	$728,820	$684,395
San Francisco Bay Area	611,461	622,123	625,145	629,258	601,305
Southern California	497,734	492,902	512,250	469,337	477,341
Total Commercial Real Estate Loans	$1,925,519	$1,914,134	$1,903,648	$1,827,415	$1,763,041
Construction and Land Loans:
New England	$106,258	$106,048	$111,280	$102,068	$91,764
San Francisco Bay Area	35,281	52,876	35,627	45,221	31,012
Southern California	25,135	24,510	23,504	13,637	14,318
Total Construction and Land Loans	$166,674	$183,434	$170,411	$160,926	$137,094
Residential Loans:
New England	$1,361,547	$1,368,192	$1,356,057	$1,316,705	$1,295,955
San Francisco Bay Area	463,645	462,327	462,630	466,155	459,310
Southern California	391,683	399,021	393,199	392,648	387,771
Total Residential Loans	$2,216,875	$2,229,540	$2,211,886	$2,175,508	$2,143,036
Home Equity Loans:
New England	$84,693	$83,712	$81,796	$85,057	$82,716
San Francisco Bay Area	26,134	28,966	27,076	30,013	29,835
Southern California	7,980	7,150	5,915	5,395	3,639
Total Home Equity Loans	$118,807	$119,828	$114,787	$120,465	$116,190
Other Consumer Loans:
New England	$145,450	$152,984	$161,186	$164,522	$156,042
San Francisco Bay Area	8,347	4,530	5,782	6,793	7,245
Southern California	6,538	3,207	2,950	5,209	5,527
Total Other Consumer Loans	$160,335	$160,721	$169,918	$176,524	$168,814
Total Loans:
New England	$3,363,887	$3,404,322	$3,303,873	$3,191,069	$3,097,206
San Francisco Bay Area	1,263,253	1,293,576	1,281,353	1,298,917	1,251,125
Southern California	1,031,041	1,021,314	1,022,246	973,264	946,682
Total Loans	$5,658,181	$5,719,212	$5,607,472	$5,463,250	$5,295,013

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
CREDIT QUALITY (10):
Special Mention Loans:
New England	$38,927	$40,121	$46,924	$53,626	$47,635
San Francisco Bay Area	23,288	15,764	11,087	17,150	16,350
Southern California	24,710	13,326	12,718	5,659	22,161
Total Special Mention Loans	$86,925	$69,211	$70,729	$76,435	$86,146
Accruing Substandard Loans (11):
New England	$19,157	$22,026	$16,996	$16,666	$18,534
San Francisco Bay Area	20,235	19,990	20,108	20,396	21,996
Southern California	16,299	16,398	22,405	24,554	5,472
Total Accruing Substandard Loans	$55,691	$58,414	$59,509	$61,616	$46,002
Nonaccruing Loans:
New England	$17,988	$19,572	$22,815	$17,943	$18,271
San Francisco Bay Area	4,369	4,977	5,096	9,163	9,347
Southern California	1,999	2,022	2,816	2,785	4,515
Total Nonaccruing Loans	$24,356	$26,571	$30,727	$29,891	$32,133
Other Real Estate Owned:
New England	$98	$191	$191	$344	$344
San Francisco Bay Area	—	585	585	585	585
Southern California	—	—	—	—	—
Total Other Real Estate Owned	$98	$776	$776	$929	$929
Loans 30-89 Days Past Due and Accruing (12):
New England	$4,723	$7,118	$6,733	$3,873	$18,236
San Francisco Bay Area	986	2,806	14	110	3,398
Southern California	2,598	3,170	227	356	3,760
Total Loans 30-89 Days Past Due and Accruing	$8,307	$13,094	$6,974	$4,339	$25,394
Loans (Charged-off)/ Recovered, Net for the Three Months Ended:
New England	$(2,146)	$120	$(1,618)	$106	$890
San Francisco Bay Area	3,454	703	(57)	833	2,738
Southern California	(248)	86	70	49	297
Total Net Loans (Charged-off)/ Recovered	$1,060	$909	$(1,605)	$988	$3,925

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

FOOTNOTES:

(1)	Net income from discontinued operations consists of contingent payments or expenses related to our divested affiliates, including Westfield Capital Management Company, LLC.

(2)
Adjustments to net income attributable to the Company to arrive at net income attributable to the common shareholders, as presented in these tables, include decrease/ (increase) in noncontrolling interests redemption value and dividends paid on preferred stock.

(3)
When the Company has positive net income from continuing operations attributable to the common shareholders, the Company adds additional shares to basic weighted average shares outstanding to arrive at diluted weighted average shares outstanding for the diluted earnings per share calculation. These additional shares reflect the assumed exercise, conversion, or contingent issuance of dilutive securities. If the additional shares would result in anti-dilution they would be excluded from the diluted earnings per share calculation. The potential dilutive shares relate to: unexercised stock options, unvested restricted stock, and unexercised stock warrants. See Part II. Item 8. “Financial Statements and Supplementary Data - Note 16: Earnings Per Share” in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 for additional information.

(4)
The Company uses certain non-GAAP financial measures, such as: Tangible Book Value Per Share and the Tangible Common Equity (“TCE”) to Tangible Assets (“TA”) ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Total Equity to Total Assets ratio to the Non-GAAP TCE to TA ratio, and from GAAP Book Value to Non-GAAP Tangible Book Value are presented below:

The Company calculates Tangible Assets by adjusting Total Assets to exclude Goodwill and Intangible Assets.

The Company calculates Tangible Common Equity by adjusting Total Equity to exclude non-convertible Series D Preferred stock and exclude Goodwill and Intangible Assets, net.

(In thousands, except per share data)	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Total Balance Sheet Assets	$7,413,663	$7,542,508	$7,180,528	$7,045,939	$6,869,772
LESS: Goodwill and Intangible Assets, net	(183,504)	(185,089)	(186,888)	(188,543)	(190,198)
Tangible Assets (non-GAAP)	$7,230,159	$7,357,419	$6,993,640	$6,857,396	$6,679,574
Total Shareholders' Equity	$762,145	$746,613	$740,757	$728,085	$720,059
LESS: Series D Preferred Stock (non-convertible)	(47,753)	(47,753)	(47,753)	(47,753)	(47,753)
LESS: Goodwill and Intangible Assets, net	(183,504)	(185,089)	(186,888)	(188,543)	(190,198)
Total adjusting items	(231,257)	(232,842)	(234,641)	(236,296)	(237,951)
Tangible Common Equity (non-GAAP)	$530,888	$513,771	$506,116	$491,789	$482,108
Total Equity/Total Assets	10.28%	9.90%	10.32%	10.33%	10.48%
Tangible Common Equity/Tangible Assets (non-GAAP)	7.34%	6.98%	7.24%	7.17%	7.22%

Total Risk Weighted Assets *	$5,412,533	$5,449,239	$5,397,148	$5,278,052	$5,159,205
Tier I Common Equity *	$536,925	$534,241	$525,004	$515,546	$503,323
Tier I Common Equity/ Risk Weighted Assets	9.92%	9.80%	9.73%	9.77%	9.76%

End of Period Shares Outstanding	83,023,755	83,410,961	83,645,364	83,539,785	83,051,675

Book Value Per Common Share	$8.60	$8.38	$8.29	$8.14	$8.10
Tangible Book Value Per Share (non-GAAP)	$6.39	$6.16	$6.05	$5.89	$5.80
*     Risk Weighted Assets and Tier I Common Equity for March 31, 2016 are presented based on estimated data.

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(5)
The Company uses certain non-GAAP financial measures, such as: Return on Average Common Equity and Return on Average Tangible Common Equity to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Return on Average Equity ratio to the Non-GAAP Return on Average Common Equity ratio, and the Non-GAAP Return on Average Tangible Common Equity ratio are presented below:

The Company annualizes income data based on the number of days in the period presented and a 365 day year. The Company calculates Average Common Equity by adjusting Average Equity to exclude Average Preferred Equity. The Company calculates Average Tangible Common Equity by adjusting Average Equity to exclude Average Goodwill and Intangible Assets, net and Average Preferred Equity.

	Three Months Ended
(In thousands)	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Total average shareholders' equity	$755,400	$743,150	$733,882	$725,515	$711,884
LESS: Average Series D preferred stock (non-convertible)	(47,753)	(47,753)	(47,753)	(47,753)	(47,753)
Average common equity (non-GAAP)	707,647	695,397	686,129	677,762	664,131
LESS: Average goodwill and intangible assets, net	(184,415)	(185,983)	(187,728)	(189,420)	(191,053)
Average Tangible Common Equity (non-GAAP)	$523,232	$509,414	$498,401	$488,342	$473,078

Net income attributable to the Company	$18,041	$15,002	$13,530	$17,610	$18,783
LESS: Dividends on Series D preferred stock	(869)	(869)	(869)	(869)	(869)
Common net income (non-GAAP)	17,172	14,133	12,661	16,741	17,914
ADD: Amortization of intangibles, net of tax (35%)	1,031	1,169	1,076	1,076	1,041
Tangible common net income (non-GAAP)	$18,203	$15,302	$13,737	$17,817	$18,955

Return on Average Equity - (Annualized)	9.69%	8.01%	7.31%	9.74%	10.70%
Return on Average Common Equity - (Annualized) (non-GAAP)	9.84%	8.06%	7.32%	9.91%	10.94%
Return on Average Tangible Common Equity - (Annualized) (non-GAAP)	14.11%	11.92%	10.93%	14.63%	16.25%

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(6)
The Company uses certain non-GAAP financial measures, such as: pre-tax, pre-provision earnings, total operating expenses excluding restructuring expense, and the efficiency ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP income from continuing operations before income taxes to non-GAAP pre-tax, pre-provision earnings; from GAAP total operating expense to non-GAAP total operating expense excluding restructuring; and from GAAP efficiency ratio to Non-GAAP efficiency ratio (FTE basis), excluding restructuring, are presented below:

	Three Months Ended
(In thousands)	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Income before income taxes (GAAP)	$24,325	$20,106	$21,390	$25,327	$26,490
ADD BACK: Provision/ (credit) for loan losses	(3,133)	(1,655)	2,600	—	(2,500)
Pre-tax, pre-provision earnings (non-GAAP)	$21,192	$18,451	$23,990	$25,327	$23,990

Total operating expense (GAAP)	$66,709	$67,407	$61,929	$62,418	$63,427
Less: Amortization of intangibles	1,586	1,799	1,655	1,655	1,602
Less: Restructuring	1,112	2,000	1,504	220	—
Total operating expense (excluding amortization of intangibles and restructuring) (non-GAAP)	$64,011	$63,608	$58,770	$60,543	$61,825
Total operating expense (excluding restructuring) (non-GAAP)	65,597	65,407	60,425	62,198	63,427

Net interest income	$49,879	$48,140	$46,473	$45,085	$46,072
Total core fees and income	37,728	37,137	39,443	40,347	40,160
Total other income	294	581	3	2,313	1,185
FTE income	2,416	2,997	2,883	2,631	2,525
Total revenue (FTE basis)	$90,317	$88,855	$88,802	$90,376	$89,942
Efficiency Ratio, before deduction of intangible amortization (GAAP)	75.89%	78.51%	72.08%	71.14%	72.56%
Efficiency Ratio, FTE Basis excluding restructuring (non-GAAP)	70.87%	71.59%	66.18%	66.99%	68.74%

(7)
The Company uses certain non-GAAP financial measures, such as: net interest income excluding interest recovered on previous nonaccrual loans and net interest margin excluding interest recovered on previous nonaccrual loans to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP net interest income to non-GAAP net interest income excluding interest recovered on previous nonaccrual loans; and from GAAP net interest margin to non-GAAP net interest margin excluding interest recovered on previous nonaccrual loans, are presented below:

	Three Months Ended
(In thousands)	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Net interest income (GAAP basis)	$49,879	$48,140	$46,473	$45,085	$46,072
ADD: FTE income	2,416	2,997	2,883	2,631	2,525
Net interest income, FTE basis	52,295	51,137	49,356	47,716	48,597
LESS: Interest recovered on previously nonaccrual loans	1,089	255	298	69	1,721
Net interest income, FTE basis, excluding interest recovered on previously nonaccrual loans (non-GAAP)	51,206	50,882	49,058	47,647	46,876

Net Interest Margin (FTE basis)	2.96%	2.88%	2.84%	2.90%	3.00%
Net Interest Margin, FTE basis, excluding interest recovered on previously nonaccrual loans (non-GAAP)	2.90%	2.86%	2.82%	2.90%	2.89%

(8)	Interest income on Non-taxable Investments and Loans are presented on an FTE basis using the federal statutory rate of 35% for each period presented.

(9)	Includes Loans Held for Sale and Nonaccrual Loans.

(10)	The concentration of the Private Banking loan data and credit quality is primarily based on the location of the lender's regional offices.

(11)
Accruing substandard loans include loans that are classified as substandard but are still accruing interest income. Boston Private Bank & Trust Company may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

(12)
In addition to loans 30-89 days past due and accruing, at March 31, 2016, December 31, 2015, June 30, 2015 and March 31, 2015, the Company had no loans outstanding more than 90 days past due but still on accrual status. At September 30, 2015, the Company had one loan totaling $0.1 million that was more than 90 days past due but still on accrual status. This loan originated in the New England region.

(13)	Average Total Deposits is the sum of Average Total Interest-Bearing Deposits and Average Noninterest Bearing Demand Deposits.